INTRODUCTION TO IMPRIMIS PHARMACEUTICALS

NASDAQ: IMMY

MARK L. BAUM, CEO

SEPTEMBER 2014

CRAIG-HALLUM 2014 ALPHA SELECT CONFERENCE

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; the Company's ability to enter into strategic alliances, including arrangements with pharmacies, physicians and healthcare organizations for the development and distribution of its formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn, and raise additional funds when necessary; risks related to research and development activities; the projected size of the potential market for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

imprimis
PHARMACEUTICALS

VISION

To deliver customized and other novel medicines to physicians and patients TODAY at accessible prices.

imprimis PHARMACEUTICALS

MARKET IN NEED OF A SOLUTION



OCULAR SURGERY MARKET

- Standard of care is self-administered steroid, NSAID and antibiotic eye drop therapy
- Significant patient compliance issues; high cost to patients; and increased staff time required for patient counseling
- Physicians and patients are dissatisfied with post cataract surgery eye drop therapy

How do you reduce reliance on eye drops?

imprimis PHARMACEUTICALS

OUR NOVEL SOLUTION

- Single, simple step during the procedure
- >40,000 cases to date



Triamcinolone Aceto
Moxifloxacin HCl
(15/1)mg/mL Sterile
Triamcinolone-Moxi
(15/1)mg/mL Sterile

Superior patent-pending technology allows for an elegant injectable formulation

CATARACT SURGERY ANIMATION



Courtesy of Dr. James Lewis

OPHTHALMOLOGY LAUNCH

Since Our *Go Dropless* Launch in April 2014

- More than 100 ophthalmologists have been trained or have begun prescribing our formulations for their patients
- At leading eye meetings, physicians report >90% success in eliminating the use of post-operative eye drops
- Our patent pending ophthalmic formulations have been referenced in over 36 trade press print and on-line articles since January 2014
- During Q3 2014, Imprimis expects its Dropless therapy will be evaluated and/or initiated in ambulatory surgery centers representing over 50,000 cataract procedures annually
- Go Dropless™ education campaign is gathering momentum (www.GoDropless.com)

imprimis
PHARMACEUTICALS

DIGITAL MARKETING TOOLS

Training Portal Development and Website Relaunch


GO DROP LESS
TECHNIQUE
GENERAL OVERVIEW
PREPARATION
Heart Surgery

Online training portal provides new users with education on injection technique, special cases, and preparation


GO DROP LESS
DROPLESS FORMULATIONS FROM IMPRIMIS
Tri-Moxi
Tri-Moxi-Vanc

GoDropless.com gets a new look and feel, is optimized for mobile/tablet, and splits into patient and physician sites

"WHY GO DROPLESS" CAMPAIGN

SHORT COMPILATION OF 18 VIDEOS ON SITE


Robert Weinstock, MD

TRADE PRESS AD


95% of Leading Cataract Surgeons
Would Prefer Dropless Therapy*
GO DROP LESS
William Trattler, MD
Increase compliance
Improve staff efficiency
Reduce overall cost
Watch the rest of the videos and learn more at www.GoDropless.com
brought to you by imprimis

WEB BANNER AD – NEWSWIRE TO 20,000


GO DROP LESS
95% of Leading Cataract Surgeons
Surveyed Would Prefer Dropless Therapy
©2014 Imprimis Pharmaceuticals, Inc. All Rights Reserved. IMP001 08/14
FIND OUT WHY »
imprimis

RETURNING POWER TO THE Rx PAD

505(b)(2)

- Single generic drug (G)
- Combo of generic drugs (G+G)

Time
Expense
Inflexibility
Food & Drug Cosmetic Act (FDCA)

imprimis PHARMACEUTICALS

- Each formulation is patient-specific

Speed to market
Low-cost development
Flexibility
State Pharmacy Law & DQSA (2013)

FORMULATION PIPELINE

OPHTHAMOLOGY

TriMoxi + TriMoxiVanc and Predisone-Moxifloxacin (PredMoxi)

Human
- Sterile Injection During Ocular Surgery
- Combination Eye Drops Post-LASIK Surgery

Animal
- *In Development* for Veterinarian Ocular Surgery

Compounded Mydriatics
- Lyophilized Epinephrine, Shugarcaine and Phenylephrine

Non-Proprietary Formulations
- *In Development …* Compounded Avastin and Hyaluronidase
- Compounded Mitomycin

UROLOGY

Injectable Pentoxifylline
- Treatment for Peyronie's Disease

imprimis PHARMACEUTICALS

MARKET & COMPETITIVE ANALYSIS

Ophthalmology

- Competitors: Bausch+Lomb (VRX); Allergan (AGN); Alcon (NVS)
- 3.6 million cataract surgeries annually in U.S. / 22 million globally
- US LASIK surgeries: 700,000 / year
- $1B U.S. drug market (NSAID, steroid and antibiotic)
- Estimated average eye drop cost: $300 - $400 / procedure
- Estimated co-pay for Medicare patients: $75 - $125 / procedure

Urology (Peyronie's Disease)

- Competitors: Auxilium (AUXL), Teva (TEVA), Impax (IPXL), Apotex
- 1 in 11 men suffer from Peyronie's diease
- 95,000 men diagnosed annually
- $1B U.S. drug market
- Leading competitor cost: $3,300 (8 injections) - $26,000 total

imprimis PHARMACEUTICALS

DEFINING SUCCESS

2014 and 2015 Strategic Goals

- Grow ophthalmology division
  - Continue adoption momentum
  - Build on novel ophthalmology portfolio
  - Normalize pricing with public and private payers by mid-2015
- Monetize non-ophthalmology formulations
  - Prepare for planned 2015 urology launch
  - Continue evaluation of proprietary formulations for expansion into other therapeutic markets
  - Build on non-proprietary formulations business
- Execute prescription fulfillment strategy
  - Scale business to establish national footprint
  - Optimize operational systems

imprimis PHARMACEUTICALS

FINANCIAL SNAPSHOT

Trading Symbol: NASDAQ: IMMY
Current Price per Share (9-10-14): $7.94
Market Cap: $70 Million
52-Wk Range: $3.01 - $9.62
Average Daily Trading Volume: 21,000 shares

- Clean capital structure
- No preferred shares or convertible debt; No significant debt
- Strong cash position - $12M as of 6-30-2014
- Began to record revenue in Q2: $668K
- Shift in Q2 expenses from R&D to Selling & Marketing

imprimis PHARMACEUTICALS

SUMMARY

- Focused on proprietary sterile and topical drug formulations in the ophthalmology and urology therapeutic areas
- Unique business model de-risks pharmaceutical development
- Proprietary drug formulations are born from the clinical experience of physician prescribers and pharmacist formulators
- Ophthalmology formulations now being used by leading surgeons during cataract and other ocular surgeries
- Orders fulfilled through recently-acquired pharmacy business - licensed to distribute in 33 states
- Plans to expand distribution network nationwide

QUESTIONS?

CONTACT US

PRESENTATION BY:

Imprimis Pharmaceuticals, Inc.
(NASDAQ: IMMY)

12264 El Camino Real, #350
San Diego, CA 92130

Mark Baum
Founder, CEO and Board of Directors
(858) 704-4042
mark@imprimispharma.com

Investor Relations
Bonnie Ortega
Director of Investor Relations
(858) 704-4587
bortega@imprimispharma.com